SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report: June 28, 2007

ATLANTIS BUSINESS DEVELOPMENT CORPORATION

(Exact Name of Registrant as Specified in its Charter)
Nevada	0-16286	95-4082020
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6302 Mesedge Drive

Colorado Springs, CO 80919

(Address of principal executive offices)

Registrant's telephone number, including area code: 719-598-2469

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On June 28, 2007 the Board of Directors determined, based on a recommendation of its independent auditors, that its financial statements for the period ended December 31, 2006, 2005 and 2004 will need to be restated. The Company's Board of Directors has determined that certain of its disclosures and treatment of certain accounting transactions were not sufficient to comply with auditing and reporting standards under the Investment Company Act of 1940. Therefore, the Company has undertaken to revise its disclosure controls and procedures and is in the process of taking steps to restate its financial statements from the years ended December 31, 2004, December 31, 2005 and December 31, 2006, and the quarterly financial statements for the interim period up until March 31, 2007. The Company will file amended reports on Form 10K and 10Q for the periods effected since December 31, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                            ATLANTIS BUSINESS DEVELOPMENT CORPORATION

June 28, 2007                                                                                                  /s/ Tim DeHerrera

Date                                                                                                                  Tim DeHerrera